Exhibit 10.62

UNCONDITIONAL GUARANTY OF PAYMENT AND PERFORMANCE

FOR AND IN CONSIDERATION OF the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration paid or delivered to the undersigned COMSTOCK HOMEBUILDING COMPANIES, INC., a Delaware corporation (“Guarantor”), the receipt and sufficiency whereof are hereby acknowledged by Guarantor, and for the purpose of seeking to induce KEYBANK NATIONAL ASSOCIATION, a national banking association (hereinafter referred to as “Lender”, which term shall also include each other Lender which may now be or hereafter become a party to the “Loan Agreement” (as hereinafter defined), and shall also include any such individual Lender acting as agent for all of the Lenders), to extend credit or otherwise provide financial accommodations to COMSTOCK STATION VIEW, L.C., a Virginia limited liability company, and COMSTOCK POTOMAC YARD, L.C., a Virginia limited liability company (hereinafter referred to collectively as “Borrower”), which extension of credit and provision of financial accommodations will be to the direct interest, advantage and benefit of Guarantor, Guarantor does hereby absolutely, unconditionally and irrevocably guarantee to Lender the complete payment and performance of the following liabilities, obligations and indebtedness of Borrower to Lender (hereinafter referred to collectively as the “Obligations”):

(a) the full and prompt payment when due, whether by acceleration or otherwise, either before or after maturity thereof, of the “Notes” made by Borrower to the order of the Lenders in the aggregate principal face amount of Forty Million Three Hundred Ninety-One Thousand Two Hundred and No/100 Dollars ($40,391,200.00), together with interest as provided in the Notes and together with any replacements, supplements, renewals, modifications, consolidations, restatements, increases and extensions thereof; and

(b) the full and prompt payment when due, whether by acceleration or otherwise, either before or after maturity thereof, of each other note as may be issued by Borrower under that certain Loan Agreement dated of even date herewith (hereinafter referred to as the “Loan Agreement”) among Guarantor, Borrower, KeyBank, for itself and as agent, and the other lenders now or hereafter a party thereto, together with interest as provided in each such note, together with any replacements, supplements, renewals, modifications, consolidations, restatements, increases, and extensions thereof (the Notes, and each of the notes described in this subparagraph (b) is hereinafter referred to collectively as the “Note”); and

(c) the full and prompt payment and performance of any and all obligations of Borrower to Lender under the terms of the Loan Agreement, together with any replacements, supplements, renewals, modifications, consolidations, restatements and extensions thereof, including, without limitation, including, without limitation, Borrower’s covenants and agreements with respect to the Construction and completion of the Project free of any claim for mechanics’, materialmen’s or any other liens, and in accordance with (i) all Laws, (ii) the Plans and Specifications and (iii) the time periods and other requirements set forth in the Loan Documents, including, without limitation, the following:

(i) To perform, complete and pay for (or cause to be performed, completed and paid for) the Construction and to pay all costs of said Construction (including any and all cost overruns) and all other costs associated with the Project (including, without limitation, the costs of any architects’ and engineers’ fees), if Borrower shall fail to perform, complete or pay for such work, including any commercially reasonable sums expended in excess of the amount of indebtedness incurred by Borrower under the Loan Agreement or with respect to the Construction Loan, whether or not the Construction is actually completed;

(ii) If the Lender exercises their right under the Loan Agreement to take possession of the Project and complete the Construction, to reimburse Lender for all commercially reasonable costs and expenses incurred by the Lender in excess of the applicable Budget Line Items therefor (if any) in so taking possession of the Project and completing the Construction pursuant to the Plans and Specifications;

(iii) If any mechanics’ or materialmen’s liens should be filed, or should attach, with respect to the Project by reason of the Construction, to immediately cause the removal of such liens, or post security against the consequences of their possible foreclosure and procure an endorsement(s) to the title policy insuring the Lender against the consequences of the foreclosure or enforcement of such lien(s);

(iv) If any chattel mortgages, conditional vendor’s liens or any liens, encumbrances or security interests whatsoever should be filed, or should attach, with respect to the personal property, fixtures, attachments and equipment delivered upon the Project and owned by Borrower, attached to the Project or used in connection with the construction of the Improvements, to immediately cause the removal of such lien(s) or post security against the consequences of their possible foreclosure and procure an endorsement(s) to the title policy insuring the Borrowers against the consequences of the foreclosure or enforcement of such lien(s);

(v) Before the first to occur of (i) five (5) days after receipt of written notice from Agent and (ii) five (5) days before the lapse of the applicable policy of insurance, to pay the premiums for all policies of insurance required to be furnished by Borrower pursuant to the Loan Agreement during the Construction if such premiums are not paid by Borrower;

(d) Borrower’s obligation to keep the Loan In Balance and the full and prompt payment of all Deficiency Deposits;

(e) the full and prompt payment and performance of any and all obligations of Borrower and to Lender under the Security Documents, together with any replacements, supplements, renewals, modifications, consolidations, restatements and extensions thereof; and

(f) the full and prompt payment and performance of any and all other obligations of Borrower to Lender under any other agreements, documents or instruments now or hereafter evidencing, securing or otherwise relating to the indebtedness evidenced by the Note or the other obligations of Borrower under the Loan Agreement (the Note, the Loan Agreement, the Security Documents and said other agreements, documents and instruments are hereinafter collectively referred to as the “Loan Documents” and individually referred to as a “Loan Document”).

1. Agreement to Pay and Perform; Costs of Collection. Guarantor does hereby agree that following an Event of Default under the Loan Documents if the Note is not paid by Borrower in accordance with its terms, or if any and all sums which are now or may hereafter become due from Borrower to Lender under the Loan Documents are not paid by Borrower in accordance with their terms, or if any and all other obligations of Borrower to Lender under the

Note or of Borrower under the other Loan Documents are not performed by Borrower in accordance with their terms, Guarantor will immediately upon demand make such payments and perform such obligations. Guarantor further agrees to pay Lender on demand all reasonable costs and expenses (including court costs and reasonable attorneys’ fees and disbursements) paid or incurred by Lender in endeavoring to collect the Obligations guaranteed hereby, to enforce any of the Obligations of Borrower guaranteed hereby, or any portion thereof, or to enforce this Guaranty, and until paid to Lender, such sums shall bear interest at the Default Rate set forth in the Loan Agreement unless collection from Guarantor of interest at such rate would be contrary to applicable law, in which event such sums shall bear interest at the highest rate which may be collected from Guarantor under applicable law.

2. Reinstatement of Refunded Payments. If, for any reason, any payment to Lender of any of the Obligations guaranteed hereunder is required to be refunded by Lender to Borrower, or paid or turned over to any other person, including, without limitation, by reason of the operation of bankruptcy, reorganization, receivership or insolvency laws or similar laws of general application relating to creditors’ rights and remedies now or hereafter enacted, Guarantor agrees to pay to the Lender on demand an amount equal to the amount so required to be refunded, paid or turned over (the “Turnover Payment”), the obligations of Guarantor shall not be treated as having been discharged by the original payment to Lender giving rise to the Turnover Payment, and this Guaranty shall be treated as having remained in full force and effect for any such Turnover Payment so made by Lender, as well as for any amounts not theretofore paid to Lender on account of such obligations.

3. Rights of Lender to Deal with Collateral, Borrower and Other Persons. Guarantor hereby consents and agrees that Lender may at any time, and from time to time, without thereby releasing Guarantor from any liability hereunder and without notice to or further consent from Guarantor or any other Person or entity, either with or without consideration: release or surrender any lien or other security of any kind or nature whatsoever held by it or by any person, firm or corporation on its behalf or for its account, securing any indebtedness or liability hereby guaranteed; substitute for any collateral so held by it, other collateral of like kind, or of any kind; modify the terms of the Note or the Loan Documents; extend or renew the Note for any period; grant releases, compromises and indulgences with respect to the Note or the Loan Documents and to any persons or entities now or hereafter liable thereunder or hereunder; release any other guarantor, surety, endorser or accommodation party of the Note, the Security Documents or any other Loan Document; or take or fail to take any action of any type whatsoever. No such action which Lender shall take or fail to take in connection with the Note or the Loan Documents, or any of them, or any security for the payment of the indebtedness of Borrower to Lender or for the performance of any obligations or undertakings of Borrower or Guarantor, nor any course of dealing with Borrower or any other person, shall release Guarantor’s obligations hereunder, affect this Guaranty in any way or afford Guarantor any recourse against Lender. The provisions of this Guaranty shall extend and be applicable to all replacements, supplements, renewals, amendments, extensions, consolidations, restatements and modifications of the Note and the other Loan Documents, and any and all references herein to the Note and the other Loan Documents shall be deemed to include any such replacements, supplements, renewals, extensions, amendments, consolidations, restatements or modifications thereof. Without limiting the generality of the foregoing, Guarantor acknowledges the terms of Section 18.3 of the Loan Agreement and agree that this Guaranty shall extend and be applicable to each new or replacement note delivered by Borrower pursuant thereto without notice to or further consent from Guarantor.

4. No Contest with Lender; Subordination. Guarantor will not, by paying any sum recoverable hereunder (whether or not demanded by Lender) or by any means or on any other ground, claim any set-off or counterclaim against Borrower in respect of any liability of Guarantor to Borrower or, in proceedings under federal bankruptcy law or insolvency proceedings of any nature, prove in competition with Lender in respect of any payment hereunder or be entitled to have the benefit of any counterclaim or proof of claim or dividend or payment by or on behalf of Borrower or the benefit of any other security for any of the Obligations hereby guaranteed which, now or hereafter, Lender may hold or in which it may have any share. Guarantor hereby expressly waives any right of contribution from or indemnity against Borrower, whether at law or in equity, arising from any payments made by Guarantor pursuant to the terms of this Guaranty, and Guarantor acknowledges that Guarantor has no right whatsoever to proceed against Borrower or for reimbursement of any such payments, except for those rights of Guarantor under the Contribution Agreement; provided, however, Guarantor agrees not to pursue or enforce any of its rights under the Contribution Agreement and Guarantor agrees not to make or receive any payment on account of the Contribution Agreement so long as any of the Obligations remain unpaid or undischarged. In the event Guarantor shall receive any payment under or on account of the Contribution Agreement, it shall hold such payment as trustee for Lender and be paid over to Lender on account of the indebtedness of Borrower to Lender but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty except to the extent the principal amount or other portion of such indebtedness shall have been reduced by such payment. In connection with the foregoing, so long as any of the Obligations remain unpaid or undischarged, Guarantor expressly waives any and all rights of subrogation to Lender against Borrower, and Guarantor hereby waives any rights to enforce any remedy which Lender may have against Borrower and any rights to participate in any collateral for Borrower’s obligations under the Loan Documents. Guarantor hereby subordinates any and all indebtedness of Borrower now or hereafter owed to Guarantor to all indebtedness of Borrower to Lender, and agrees with Lender that (a) Guarantor shall not demand or accept any payment from Borrower on account of such indebtedness, (b) Guarantor shall not claim any offset or other reduction of Guarantor’s obligations hereunder because of any such indebtedness and (c) Guarantor shall not take any action to obtain any interest in any of the security provided by Borrower described in and encumbered by the Loan Documents; provided, however, that, if Lender so requests, such indebtedness shall be collected, enforced and received by Guarantor as trustee for Lender and be paid over to Lender on account of the indebtedness of Borrower to Lender, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty except to the extent the principal amount or other portion of such outstanding indebtedness shall have been reduced by such payment.

5. Waiver of Defenses. Guarantor hereby agrees that its obligations hereunder shall not be affected or impaired by, and hereby waives and agrees not to assert or take advantage of any defense based on:

(a) (i) any change in the amount, interest rate or due date or other term of any of the obligations hereby guaranteed, (ii) any change in the time, place or manner of payment of all or any portion of the obligations hereby guaranteed, (iii) any amendment or waiver of, or consent to the departure from or other indulgence with respect to, the Loan Agreement, any other

Loan Document, or any other document or instrument evidencing or relating to any obligations hereby guaranteed, or (iv) any waiver, renewal, extension, addition, or supplement to, or deletion from, or any other action or inaction under or in respect of, the Loan Agreement, any of the other Loan Documents, or any other documents, instruments or agreements relating to the obligations hereby guaranteed or any other instrument or agreement referred to therein or evidencing any obligations hereby guaranteed or any assignment or transfer of any of the foregoing;

(b) any subordination of the payment of the obligations hereby guaranteed to the payment of any other liability of Borrower or any other person;

(c) any act or failure to act by Borrower or any other Person which may adversely affect Guarantor’s subrogation rights, if any, against Borrower or any other Person to recover payments made under this Guaranty;

(d) any nonperfection or impairment of any security interest or other Lien on any collateral, if any, securing in any way any of the obligations hereby guaranteed or any failure on the part of Lender to ascertain the extent or nature of any Collateral or any insurance or other rights with respect thereto, or the liability of any party liable under the Loan Documents or the obligations evidenced or secured thereby;

(e) any application of sums paid by Borrower or any other Person with respect to the liabilities of Lender, regardless of what liabilities of Borrower remain unpaid;

(f) any defense of Borrower, including without limitation, the invalidity, illegality or unenforceability of any of the Obligations;

(g) either with or without notice to Guarantor, any renewal, extension, modification, amendment or another changes in the Obligations, including but not limited to any material alteration of the terms of payment or performance of the Obligations;

(h) any statute of limitations in any action hereunder or for the collection of the Note or for the payment or performance of any obligation hereby guaranteed;

(i) the incapacity, lack of authority, death or disability of Borrower or any other Person or entity, or the failure of Lender to file or enforce a claim against the estate (either in administration, bankruptcy or in any other proceeding) of Borrower or Guarantor or any other Person or entity;

(j) the dissolution or termination of existence of Borrower, Guarantor or any other Person or entity;

(k) the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of Borrower or Guarantor or any other Person or entity;

(l) the voluntary or involuntary receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, assignment, composition, or readjustment of, or any similar proceeding affecting, Borrower or Guarantor or any other Person or entity, or any of Borrower’s or Guarantor’s or any other Person’s or entity’s properties or assets;

(m) an assertion or claim that the automatic stay provided by 11 U.S.C. §362 (arising upon the voluntary or involuntary bankruptcy proceeding of either Borrower) or any other stay provided under any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, shall operate or be interpreted to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any of its rights, whether now or hereafter required, which Lender may have against Guarantor or the Collateral;

(n) any right or claim of right to cause a marshaling of the assets of either Borrower or Guarantor;

(o) the damage, destruction, condemnation, foreclosure or surrender of all or any part of the Collateral or the Mortgaged Property or any of the improvements located thereon;

(p) the failure of Lender to give notice of the existence, creation or incurring of any new or additional indebtedness or obligation of Borrower or of any action or nonaction on the part of any other person whomsoever in connection with any obligation hereby guaranteed;

(q) any failure or delay of Lender to commence an action against Borrower or any other Person, to assert or enforce any remedies against Borrower under the Note or the other Loan Documents, or to realize upon any security;

(r) any failure of any duty on the part of Lender to disclose to Guarantor any facts it may now or hereafter know regarding Borrower (including, without limitation Borrower’s financial condition), any other person or entity, the Collateral, or any other assets or liabilities of such person or entity, whether such facts materially increase the risk to Guarantor or not (it being agreed that Guarantor assume responsibility for being informed with respect to such information);

(s) failure to accept or give notice of acceptance of this Guaranty by Lender;

(t) failure to make or give notice of presentment and demand for payment of any of the indebtedness or performance of any of the obligations hereby guaranteed;

(u) failure to make or give protest and notice of dishonor or of default to Guarantor or to any other party with respect to the indebtedness or performance of obligations hereby guaranteed;

(v) any and all other notices whatsoever to which Guarantor might otherwise be entitled;

(w) any lack of diligence by Lender in collection, protection or realization upon any collateral securing the payment of the indebtedness or performance of obligations hereby guaranteed;

(x) the invalidity or unenforceability of the Note, or any of the other Loan Documents, or any assignment or transfer of the foregoing;

(y) the compromise, settlement, release or termination of any or all of the obligations of Borrower under the Note or the other Loan Documents;

(z) any transfer by Borrower or any other Person of all or any part of the security encumbered by the Loan Documents;

(aa) any right to require Lender to proceed against either Borrower or any other Person or to proceed against or exhaust any security held by Lender at any time or to pursue any other remedy in Lender’s power or under any other agreement before proceeding against Guarantor hereunder or under any other Loan Document;

(bb) the failure of Lender to perfect any security or to extend or renew the perfection of any security;

(cc) any principle or provision of law, statutory or otherwise, which is or might be in conflict with the terms and provisions of this Guaranty;

(dd) any inaccuracy of any representation or other provision contained in any Loan Document;

(ee) any sale or assignment of the Loan Documents, or any interest therein;

(ff) any and all rights, benefits and defenses which might otherwise be available under the provisions of Sections 49-25 and 49-26 of the Code of Virginia (1950), as amended; or

(gg) to the fullest extent permitted by law, any other legal, equitable or surety defenses whatsoever to which Guarantor might otherwise be entitled, it being the intention that the obligations of Guarantor hereunder are absolute, unconditional and irrevocable.

6. Guaranty of Payment and Performance and Not of Collection. This is a Guaranty of payment and performance and not of collection. The liability of Guarantor under this Guaranty shall be primary, direct and immediate and not conditional or contingent upon the pursuit of any remedies against Borrower or any other Person, nor against securities or liens available to Lender, its successors, successors in title, endorsees or assigns. Guarantor hereby waives any right to require that an action be brought against Borrower or any other Person or to require that resort be had to any security or to any balance of any deposit account or credit on the books of Lender in favor of Borrower or any other Person.

7. Rights and Remedies of Lender. In the event of an Event of Default under the Note or the Loan Documents, or any of them, that is continuing (it being understood that the Lender has no obligation to accept cure after an Event of Default occurs), Lender shall have the right to enforce its rights, powers and remedies thereunder or hereunder or under any other Loan Document, in any order, and all rights, powers and remedies available to Lender in such event shall be nonexclusive and cumulative of all other rights, powers and remedies provided thereunder or hereunder or by law or in equity. Accordingly, Guarantor hereby authorizes and empowers Lender upon the occurrence of any Event of Default under the Note or the other Loan Documents, at its sole discretion, and without notice to Guarantor, to exercise any right or remedy which Lender may have, including, but not limited to, judicial foreclosure, exercise of rights of power of sale, acceptance of a deed or assignment in lieu of foreclosure, appointment of a receiver to collect rents and profits, exercise of remedies against personal property, or enforcement of any assignment of leases, as to any security, whether real, personal or intangible.

At any public or private sale of any security or collateral for any of the Obligations guaranteed hereby, whether by foreclosure or otherwise, Lender may, in its discretion, purchase all or any part of such security or collateral so sold or offered for sale for its own account and may apply against the amount bid therefor all or any part of the balance due it pursuant to the terms of the Note or Security Documents or any other Loan Document without prejudice to Lender’s remedies hereunder against Guarantor for deficiencies. If the Obligations guaranteed hereby are partially paid by reason of the election of Lender to pursue any of the remedies available to Lender, or if such Obligations are otherwise partially paid, this Guaranty shall nevertheless remain in full force and effect, and Guarantor shall remain liable for the entire balance of the Obligations guaranteed hereby even though any rights which Guarantor may have against Borrower may be destroyed or diminished by the exercise of any such remedy.

8. Application of Payments. Guarantor hereby authorizes Lender, without notice to Guarantor, to apply all payments and credits received from Borrower or from Guarantor or realized from any security in such manner and in such priority as Lender in its sole judgment shall see fit to the Obligations.

9. Business Failure, Bankruptcy or Insolvency. In the event of the business failure of Guarantor or if there shall be pending any bankruptcy or insolvency case or proceeding with respect to Guarantor under federal bankruptcy law or any other applicable law or in connection with the insolvency of Guarantor, or if a liquidator, receiver, or trustee shall have been appointed for Guarantor or Guarantor’s properties or assets, Lender may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of Lender allowed in any proceedings relative to Guarantor, or any of Guarantor’s properties or assets, and, irrespective of whether the indebtedness or other obligations of Borrower guaranteed hereby shall then be due and payable, by declaration or otherwise, Lender shall be entitled and empowered to file and prove a claim for the whole amount of any sums or sums owing with respect to the indebtedness or other obligations of Borrower guaranteed hereby, and to collect and receive any moneys or other property payable or deliverable on any such claim. Guarantor covenants and agrees that upon the commencement of a voluntary or involuntary bankruptcy proceeding by or against Borrower, Guarantor shall not seek a supplemental stay or otherwise pursuant to 11 U.S.C. §105 or any other provision of the Bankruptcy Code, as amended, or any other debtor relief law (whether statutory, common law, case law, or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any rights of Lender against Guarantor by virtue of this Guaranty or otherwise.

10. Covenants of Guarantor. Guarantor hereby covenants and agrees with Lender that until all indebtedness guaranteed hereby has been completely repaid and all obligations and undertakings of Borrower under, by reason of, or pursuant to the Note and the other Loan Documents have been completely performed and Lender has no further obligation to make Loans, Guarantor will comply with any and all covenants applicable to Guarantor set forth in the Loan Agreement.

11. Security and Rights of Set-off. Guarantor hereby grants to Lender, as security for the full and prompt payment and performance of Guarantor’s obligations hereunder, a continuing lien on and security interest in any and all securities or other property belonging to Guarantor now or hereafter held by Lender and in any and all deposits (general or specific, time or demand, provisional or final, regardless of currency, maturity, or the branch of Lender where the deposits are held) now or hereafter held by Lender and other sums credited by or due from Lender to Guarantor or subject to withdrawal by Guarantor; and regardless of the adequacy of any collateral or other means of obtaining repayment of such obligations, during the continuance of any Event of Default under the Note or the other Loan Documents, Lender may at any time and without notice to Guarantor set-off and apply the whole or any portion or portions of any or all such deposits and other sums against amounts payable under this Guaranty, whether or not any other person or persons could also withdraw money therefrom. Any security now or hereafter held by or for Guarantor and provided by Borrower, or by anyone on Borrower’s behalf, in respect of liabilities of Guarantor hereunder shall be held in trust for Lender as security for the liabilities of Guarantor hereunder.

12. Changes in Writing; No Revocation. This Guaranty may not be changed orally, and no obligation of Guarantor can be released or waived by Lender except as provided in §27 of the Loan Agreement. This Guaranty shall be irrevocable by Guarantor until all indebtedness guaranteed hereby has been completely repaid and all obligations and undertakings of Borrower under, by reason of, or pursuant to the Note, and the Loan Documents have been completely performed and the Lenders have no further obligation to advance Loans under the Loan Agreement.

13. Notices. All notices, demands or requests provided for or permitted to be given pursuant to this Guaranty (hereinafter in this paragraph referred to as “Notice”) must be in writing and shall be deemed to have been properly given or served by personal delivery or by sending same by overnight courier or by depositing the same in the United States mail, postpaid and registered or certified, return receipt requested, at the addresses set forth below. Each Notice shall be effective upon being delivered personally or upon being sent by overnight courier or upon being deposited in the United States Mail as aforesaid. The time period in which a response to any such Notice must be given or any action taken with respect thereto, however, shall commence to run from the date of receipt if personally delivered or sent by overnight courier or, if so deposited in the United States Mail, the earlier of three (3) Business Days following such deposit and the date of receipt as disclosed on the return receipt. Rejection or other refusal to accept or the inability to deliver because of changed address of which no Notice was given shall be deemed to be receipt of the Notice sent. By giving at least fifteen (15) days prior Notice thereof, Guarantor or Lender shall have the right from time to time and at any time during the term of this Guaranty to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America. For the purposes of this Guaranty:

The address of Lender is:

KeyBank National Association, as Agent

1200 Abernathy Road, N.E.

Suite 1550

Atlanta, GA 30328

Attn: Mr. Dan Silbert

The address of Guarantor is:

Comstock Homebuilding Companies, Inc.

11465 Sunset Hills Road, Suite 500

Reston, Virginia 20190

Attn: Christopher Clemente

with a copy to:

Comstock Homebuilding Companies, Inc.

11465 Sunset Hills Road, Suite 500

Reston, Virginia 20190

Attn: Jubal Thompson, Esq.

14. GOVERNING LAW. GUARANTOR ACKNOWLEDGES AND AGREES THAT THIS GUARANTY AND THE OBLIGATIONS OF GUARANTOR HEREUNDER SHALL BE GOVERNED BY AND INTERPRETED AND DETERMINED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF VIRGINIA.

15. CONSENT TO JURISDICTION; WAIVERS. GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY (A) SUBMITS TO PERSONAL JURISDICTION IN THE COMMONWEALTH OF VIRGINIA OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY, AND (B) WAIVES ANY AND ALL PERSONAL RIGHTS UNDER THE LAWS OF ANY STATE (I) TO THE RIGHT, IF ANY, TO TRIAL BY JURY (LENDER HAVING ALSO WAIVED SUCH RIGHT TO TRIAL BY JURY), (II) TO OBJECT TO JURISDICTION WITHIN THE COMMONWEALTH OF VIRGINIA OR VENUE IN ANY PARTICULAR FORUM WITHIN THE COMMONWEALTH OF VIRGINIA, AND (III) TO THE RIGHT, IF ANY, TO CLAIM OR RECOVER ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN OR IN ADDITION TO ACTUAL DAMAGES. EACH LENDER IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS UNDER THE LAWS OF ANY STATE TO THE RIGHT, IF ANY, TO TRIAL BY JURY. GUARANTOR AGREES THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO GUARANTOR AT THE ADDRESS SET FORTH IN PARAGRAPH 13 ABOVE, AND SERVICE SO MADE SHALL BE COMPLETE FIVE (5) DAYS AFTER THE SAME SHALL BE SO MAILED. NOTHING CONTAINED HEREIN, HOWEVER, SHALL PREVENT LENDER FROM BRINGING ANY SUIT, ACTION OR PROCEEDING OR EXERCISING ANY RIGHTS AGAINST ANY SECURITY AND AGAINST GUARANTOR PERSONALLY, AND AGAINST ANY PROPERTY OF GUARANTOR, WITHIN ANY OTHER STATE. INITIATING SUCH SUIT, ACTION OR PROCEEDING OR TAKING SUCH ACTION IN ANY STATE SHALL IN NO EVENT CONSTITUTE A WAIVER OF THE AGREEMENT CONTAINED HEREIN THAT THE LAWS OF THE COMMONWEALTH OF VIRGINIA SHALL GOVERN THE RIGHTS AND OBLIGATIONS OF GUARANTOR AND LENDER HEREUNDER OR OF THE

SUBMISSION HEREIN MADE BY GUARANTOR TO PERSONAL JURISDICTION WITHIN THE COMMONWEALTH OF VIRGINIA, GUARANTOR HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT. GUARANTOR CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND ACKNOWLEDGE THAT LENDER HAS BEEN INDUCED TO ENTER INTO THIS GUARANTY AND THE OTHER LOAN DOCUMENTS TO WHICH THEY ARE PARTIES BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED IN THIS PARAGRAPH 15. GUARANTOR ACKNOWLEDGES THAT IT HAS HAD AN OPPORTUNITY TO REVIEW THIS PARAGRAPH 15 WITH ITS LEGAL COUNSEL AND THAT GUARANTOR AGREES TO THE FOREGOING AS ITS FREE, KNOWING AND VOLUNTARY ACT.

16. Successors and Assigns. The provisions of this Guaranty shall be binding upon Guarantor and its heirs, successors, successors in title, legal representatives, and assigns, and shall inure to the benefit of Lender, its successors, successors in title, legal representatives and assigns. Guarantor shall not assign or transfer any of its rights or obligations under this Guaranty without the prior written consent of Lender.

17. Assignment by Lender. This Guaranty is assignable by Lender in whole or in part in conjunction with any assignment of the Note or portions thereof, and any assignment hereof or any transfer or assignment of the Note or portions thereof by Lender shall operate to vest in any such assignee the rights and powers, in whole or in part, as appropriate, herein conferred upon and granted to Lender.

18. Severability. If any term or provision of this Guaranty shall be determined to be illegal or unenforceable, all other terms and provisions hereof shall nevertheless remain effective and shall be enforced to the fullest extent permitted by law.

19. Disclosure. Guarantor agrees that in addition to disclosures made in accordance with standard banking practices, any Lender may disclose information obtained by such Lender pursuant to this Guaranty to assignees or participants and potential assignees or participants hereunder subject to the terms of the Loan Agreement.

20. NO UNWRITTEN AGREEMENTS. THIS GUARANTY REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

21. Time of the Essence. Time is of the essence with respect to each and every covenant, agreement and obligation of Guarantor under this Guaranty.

22. Ratification. Guarantors do hereby restate, reaffirm and ratify each and every warranty and representation regarding Guarantor set forth in the Loan Agreement as if the same were more fully set forth herein.

23. Distributions.

(a) Guarantor shall not pay any Distribution unless and until:

(i) Agent shall have received and approved a statement (a “Compliance Certificate”) certified by the chief financial officer of Guarantor in the form of Exhibit “A” hereto evidencing compliance with the covenants contained in §23(a)(ii) below. The Compliance Certificate shall be delivered to Agent no later than on the fifth (5th) day of each calendar month; it being acknowledged and agreed that Agent shall be deemed to have approved such statements in the event that Agent does not respond within ten (10) calendar days of confirmed receipt of such statement.

(ii) the Guarantor is in compliance with the following covenants on an actual basis, as of the end of the month to which such Compliance Certificate relates and will continue to be in compliance on a pro forma basis after such Distributions:

(1) the ratio of Guarantor’s Total Liabilities to Tangible Net Worth is 2.25 to 1.00 or less;

(2) the ratio of Guarantor’s EBITDA to Interest Incurred for the Test Period is greater than 2.00 to 1.00; and

(3) Guarantor’s Tangible Net Worth exceeds $50,000,000.

(iii) Any amounts available for Distribution to Guarantor’s shareholders or other beneficial owners pursuant to this §23 must be distributed within three (3) months following a Monthly Measurement Date as provided herein, provided that the conditions in §23 to the making of Distributions continue to be satisfied at such time. Any amounts available for Distribution to Guarantor’s shareholders or other beneficial owners which are not distributed within three (3) months following a Monthly Measurement Date as provided herein shall be retained by Guarantor.

(iv) No Distributions may be made to any of the shareholders or other beneficial owners of Guarantor unless after such Distribution would be made no Default or Event of Default shall have occurred and be continuing or would exist after giving effect to such Distribution.

(b) For the purposes of this Section 23, the terms set forth below shall be defined as follows:

(i) EBITDA. With respect to a Person for any period (without duplication): Net Income (or loss) of such Person for such period determined on a consolidated basis (prior to any impact of adjustments for minority interests in such Person) in accordance with GAAP, exclusive of the following (but only to the extent included in the determination of such Net Income (loss)): (i) depreciation and amortization expense; (ii) interest expense, including interest expensed and previously capitalized interest included as costs of goods sold (to the extent deducted in calculating such Net Income); (iii) income tax expense; (iv) extraordinary or non-recurring gains and losses; and (v) any gains resulting from the forgiveness of such Person’s Indebtedness.

(ii) Intangible Assets. Collectively, (i) the amount (to the extent reflected in determining Guarantor’s and its Subsidiaries total assets) of all write-ups in the book value of any asset (other than real property assets) owned by Guarantor and its Subsidiaries, and (ii) goodwill, patents, trademarks, service marks, trade names, anticipated future benefit of tax loss carry forwards, copyrights, organization or developmental expenses, deferred financing costs, and other intangible assets.

(iii) Interest Incurred. For any period with respect to Guarantors and its Subsidiaries on a consolidated basis, without duplication, the sum of total interest incurred (both expensed and capitalized), together with the interest portion of payments on Capitalized Leases.

(iv) Monthly Measurement Date. Each calendar month during the term of the Loan Agreement, with the first Monthly Measurement Date occurring April 1, 2008.

(v) Net Income (or Loss). With respect to Guarantor or its Subsidiaries (or any asset of Guarantor or its Subsidiaries) for any period, the net income (or loss) of Guarantor or its Subsidiaries (or attributable to such asset), determined on a consolidated basis in accordance with GAAP.

(vi) Subsidiary. For any Person, any corporation, partnership, limited liability company or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership, limited liability company or other entity (without regard to the occurrence of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person, and shall include all Persons the accounts of which are consolidated with those of such Person pursuant to GAAP.

(vii) Tangible Net Worth. At any date, Guarantor’s and its Subsidiaries total assets, adjusted to add back the accumulated depreciation of its real estate assets, less its Intangible Assets, less its Total Liabilities, all as determined on a consolidated basis in accordance with GAAP as determined as of such date.

(viii) Test Period. A period of six (6) consecutive months, treated as a single accounting period.

(ix) Total Liabilities. The sum, without duplication of (i) all consolidated liabilities of the Guarantor or its Subsidiaries determined in accordance with GAAP, including capital leases, accounts payable, accrued expenses, mortgage payables, notes payable, senior notes, convertible debentures, subordinated debentures, and secured or unsecured debt owed to banks or other financial institutions, (ii) all Indebtedness of the Guarantor or its Subsidiaries whether or not so classified, and (iii) the balance available for drawing under letters of credit issued for the account of the Guarantor or its Subsidiaries.

24. Fair Consideration. The Guarantor represents that the Guarantor is engaged in common business enterprises related to those of Borrower and Guarantor will derive substantial direct or indirect economic benefit from the effectiveness and existence of the Loan Agreement.

25. Counterparts. This Guaranty and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Guaranty it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

26. Definitions. All terms used herein and not otherwise defined herein shall have the meanings set forth in the Loan Agreement including, without limitation, Schedule 9(b) thereto.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of this      day of March, 2008.

GUARANTOR:

COMSTOCK HOMEBUILDING COMPANIES, INC., a Delaware corporation

By:
Name:
Title:

[CORPORATE SEAL]

Lender joins in the execution of this Guaranty for the sole and limited purpose of evidencing its agreement to waiver of the right to trial by jury contained in Paragraph 15 hereof and Section 25 of the Loan Agreement.

KEYBANK NATIONAL ASSOCIATION, as Agent

By:
Name:
Title:

EXHIBIT “A”

FORM OF COMPLIANCE CERTIFICATE

KeyBank National Association, as Agent

1200 Abernathy Road, N.E., Suite 1550

Atlanta, Georgia 30328

Attn: Jennifer Wells

Ladies and Gentlemen:

Reference is made to the Unconditional Guaranty of Payment and Performance from Comstock Homebuilding Companies, Inc., a Delaware Corporation to KeyBank National Association and the other lenders (collectively, the “Lenders”) from time to time party to that certain Loan Agreement dated as of March     , 2008, by and among Comstock Potomac Yard, L.C., a Virginia limited liability company, Comstock Station View, L.C., a Virginia limited liability company, KeyBank National Association, as Agent, and the Lenders. Terms not otherwise defined herein are as defined in the Guaranty.

Guarantor desires to make Distributions as permitted by the Guaranty and is submitting evidence of compliance with conditions for making of Distributions by Guarantor set forth in Section 23 thereof. The undersigned is providing the attached information to demonstrate compliance with the covenants for making of Distributions by Guarantor as of the date hereof. Such calculations have been prepared in accordance with the Guaranty. The undersigned officer is the chief financial officer or chief accounting officer of Guarantor.

The undersigned representative has caused the provisions of the Loan Documents to be reviewed and has no knowledge of any Default or Event of Default. Additionally, no Default or Event of Default would exist after giving effect to such Distributions by Guarantor.

IN WITNESS WHEREOF, the undersigned have duly executed this Compliance Certificate this      day of             , 200    .

COMSTOCK HOMEBUILDING COMPANIES, INC., a Delaware corporation

By:
Name:
Title:

(CORPORATE SEAL)

APPENDIX TO COMPLIANCE CERTIFICATE